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                                                                  EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 4, 2000 included in Powertel, Inc.'s Annual Report on Form 10-K for the year ending December 31, 1999 into this Registration Statement on Form S-8.






/s/ Arthur Andersen LLP

Atlanta, Georgia
September 5, 2000